SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2005

(null)

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2005


(null)


                          By: /s/ Kelly Crosson
                              ------------------------------
                          Name:   Kelly Crosson
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2005


                             Payment Date: 12/25/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        66,366,830.34    4.501337%     3,157,097.75    248,949.58    3,406,047.33       0.00       0.00
                        1AI        66,366,830.34    0.519000%             0.00     28,703.65       28,703.65       0.00       0.00
                        2A1       143,593,014.30    4.745799%     4,786,239.79    567,886.30    5,354,126.09       0.00       0.00
                        2A2         9,649,227.85    4.745799%       321,627.89     38,161.08      359,788.97       0.00       0.00
                        2AI       153,242,242.10    0.548000%             0.00     69,980.62       69,980.62       0.00       0.00
Residual                2AR                 0.00    5.293799%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          9,755,355.69    5.206958%         1,290.72     42,329.77       43,620.49       0.00       0.00
                        B2          3,461,867.80    5.206958%           458.04     15,021.50       15,479.54       0.00       0.00
                        B3          2,202,371.17    5.206958%           291.39      9,556.38        9,847.77       0.00       0.00
                        B4          1,888,745.53    5.206958%           249.90      8,195.51        8,445.41       0.00       0.00
                        B5          1,416,309.46    5.206958%           187.39      6,145.55        6,332.94       0.00       0.00
                        B6          1,101,503.67    5.206958%           145.74      4,779.57        4,925.31       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        239,435,225.81     -            8,267,588.61  1,039,709.52    9,307,298.13     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        63,209,732.59              0.00
                                1AI        63,209,732.59              0.00
                                2A1       138,806,774.51              0.00
                                2A2         9,327,599.96              0.00
                                2AI       148,134,374.47              0.00
Residual                        2AR                 0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          9,754,064.97              0.00
                                B2          3,461,409.76              0.00
                                B3          2,202,079.78              0.00
                                B4          1,888,495.63              0.00
                                B5          1,416,122.07              0.00
                                B6          1,101,357.93              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        231,167,637.20     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    66,366,830.34     4.501337% 32051GGD1    33.683254      2.656057    674.388211
                           1AI    66,366,830.34     0.519000% 32051GGE9     0.000000      0.306241    674.388211
                           2A1   143,593,014.30     4.745799% 32051GGF6    25.350981      3.007888    735.209268
                           2A2     9,649,227.85     4.745799% 32051GGG4    25.350981      3.007888    735.209266
                           2AI   153,242,242.10     0.548000% 32051GGH2     0.000000      0.347323    735.209267
Residual                   2AR             0.00     5.293799% 32051GGJ8     0.000000      0.000546      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      9,755,355.69     5.206958% 32051GGK5     0.132151      4.333958    998.675639
                           B2      3,461,867.80     5.206958% 32051GGL3     0.132152      4.333958    998.675638
                           B3      2,202,371.17     5.206958% 32051GGM1     0.132150      4.333958    998.675637
                           B4      1,888,745.53     5.206958% 32051GGN9     0.132152      4.333958    998.675637
                           B5      1,416,309.46     5.206958% 32051GGP4     0.132151      4.333958    998.675649
                           B6      1,101,503.67     5.206958% 32051GGQ2     0.132152      4.333958    998.675639
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     239,435,225.81       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance        69,505,135.26   161,662,501.95   231,167,637.21
Loan count                    293              730             1023
Avg loan rate           5.395337%        5.668799%             5.59
Prepay amount        3,150,251.35     5,085,527.80     8,235,779.15

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        21,735.20        48,506.41        70,241.62
Sub servicer fees            0.00             0.00             0.00
Trustee fees               363.31           833.86         1,197.18


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           91.720622%           100.000000%            219,609,072.49
   -----------------------------------------------------------------------------
   Junior            8.279378%             0.000000%             19,823,530.14
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          10                 2,186,434.29
60 to 89 days                           2                   273,521.13
90 or more                              4                   822,351.82
Foreclosure                             2                   453,700.00

Totals:                                18                 3,736,007.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            9,307,298.13          9,307,298.13
Principal remittance amount            8,267,588.61          8,267,588.61
Interest remittance amount             1,039,709.52          1,039,709.52